REGISTRATION RIGHTS AGREEMENT

      REGISTRATION RIGHTS AGREEMENT (the "Agreement") made as of this 30th day of June, 1999 by and between Aquis Communications Group, Inc., a Delaware corporation (the "Company"), and SunStar One, L.L.C., an Arizona limited liability company (the "Seller).

                                    RECITALS

      WHEREAS, as of June 15, 1999, Aquis Communications, Inc., a Delaware corporation and a wholly-owned subsidiary of the Company ("Aquis"), the Seller and SunStar Communications, Inc., an Arizona corporation and a wholly-owned subsidiary of the Seller ("SunStar Inc."), entered into a Stock Purchase Agreement (the "Purchase Agreement") providing for, among other things, the sale of all of the capital stock of SunStar Inc. to Aquis.

      WHEREAS, pursuant to the Purchase Agreement, a portion of the Purchase Price to be paid to Seller consists of 1,150,000 shares of the Company's common stock, par value $.01 per share (the "Shares"), 950,000 to be delivered to the Seller and 200,000 to be delivered to the Escrow Agent.

      WHEREAS, it is a condition precedent to the closing of the Purchase Agreement that the Company and the Seller execute and deliver this Agreement in order to provide the Seller with certain registration rights with respect to the Shares;

      NOW, THEREFORE, in consideration of the premises and mutual covenants and agreements and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged herein contained, the parties hereto agree as follows:

      1. Certain Definitions. As used herein, the following terms shall have the following respective meanings:

            "Closing Date" shall have the same meaning herein as in the Purchase Agreement.

            "Commission" shall mean the Securities and Exchange Commission or any other Federal agency at the time administering the Securities Act.

            "Escrow Agent" shall have the same meaning herein as in the Purchase Agreement.

            "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any successor Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall from time to time be in effect.

            "Holder" shall mean the Seller and any holder of the Registrable Securities who becomes so in accordance with the provisions of Section 4(d) hereof.

            "Majority Holders" shall mean the Holders who hold at least fifty percent (50%) of the then outstanding Registrable Securities.

            "Purchase Price" shall have the same meaning herein as in the Purchase Agreement.

            The terms "register", "registered" and "registration" shall refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and applicable rules and regulations thereunder, and the declaration or ordering of the effectiveness of such registration statement.

            "Registrable Securities" shall mean the Shares and any common stock issued in respect of the Shares upon any stock split, reverse stock split, stock dividend, merger, consolidation, recapitalization or similar event. Such securities shall cease to be Registrable Securities when (i) a registration statement registering such securities shall have become effective under the Securities Act and such securities have been sold pursuant thereto, (ii) such securities shall have been sold under Rule 144 (or successor provision) under the Securities Act, (iii) such securities shall have been otherwise transferred and new certificates for them not bearing a legend restricting further transfer shall have been delivered by the Company or (iv) such securities shall have ceased to be outstanding.

            "Registration Expenses" shall mean all reasonable expenses incurred by the Company in compliance with Section 3 hereof, including, without limitation, all registration and filing fees, printing expenses, reasonable fees and disbursements of counsel for the Company, and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company, which shall be paid in any event by the Company).

            "Restricted Securities" shall mean the Registrable Securities, excluding Registrable Securities which have been (a) registered under the Securities Act pursuant to an effective registration statement filed thereunder and disposed of in accordance with the registration statement covering them or
(b) publicly sold pursuant to Rule 144 under the Securities Act.

            "Securities Act" shall mean the Securities Act of 1933, as amended, or any successor Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall from time to time be in effect.

            "Selling Expenses" shall mean all selling commissions applicable to the sale of Registrable Securities, and all fees and disbursements of counsel for any Holder.


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

      2. Restrictive Legend. Each certificate representing the Registrable Securities shall be stamped or otherwise imprinted with a legend in the following form (in addition to any legend required under applicable state securities laws):

      The securities represented by this Certificate have not been registered under the Securities Act of 1933, as amended, nor the laws of any state. Accordingly, these securities may not be offered, sold, transferred, pledged or hypothecated in the absence of registration, or the availability, in the opinion of counsel for the issuer, of an exemption from registration under the Securities Act of 1933, as amended, or the laws of any state. Therefore, the stock transfer agent will effect transfer of this Certificate only in accordance with the above instructions.

            Upon request of a holder of such a certificate, the Company shall remove the foregoing legend from the certificate or issue to such holder a new certificate therefor free of any transfer legend if, with such request, the Company shall have received an opinion of counsel satisfactory to the Company to the effect that the securities represented by such certificate have been registered under the Securities Act or may be sold publicly without registration under the Securities Act.

      3. Registration Rights.

      3.1 Shelf Registration. Within six (6) months from the Closing Date, the Company shall file a registration statement on Form S-3 or any successor thereto (or other form of registration statement if Form S-3 is not available) for public sale of Registrable Securities (the "Shelf Registration Statement"), and thereafter shall use its reasonable efforts to have the Shelf Registration Statement declared effective by the Commission. The Company shall use its reasonable efforts to keep the Shelf Registration Statement continuously effective (subject to Section 4 below) for a period of two (2) years or until the selling Holders shall have completed the distribution described in the Shelf Registration Statement, whichever occurs first. The Holder agrees that the Company may include in the Shelf Registration Statement any and all shares that may be offered for resale by other selling security holders to whom the Company has granted registration rights. The Company shall not be obligated to file (or amend and update) more than one registration statement hereunder.

      3.2 Expenses of Registration. The Company shall bear all Registration Expenses and the selling Holders shall bear all Selling Expenses (in proportion, as nearly as practicable, to the securities of each Holder being registered) incurred in connection with any registration, qualification or compliance pursuant to the provisions of Section 3.

      3.3 Registration Procedures. In the case of a registration statement to be effected by the Company pursuant to this Agreement, the Company will:

                  (i) Prepare and file with the Commission such amendments and supplements (including post-effective amendments and supplements) to such


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

registration statement and the prospectus used in connection therewith as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of securities covered by such registration statement;

                  (ii) Furnish a copy of the prospectus and other documents incident thereto, including any amendment of or supplement thereto, as a selling Holder from time to time may reasonably request in order to facilitate the sale or other disposition of the Registrable Securities owned by it;

                  (iii) Notify each selling Holder, at its last known addresses as set forth in the Company's books and records, of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing;

                  (iv) Use reasonable efforts to cause all such Registrable Securities to be listed on each, if any, securities exchange on which similar securities issued by the Company are then listed, and, if not so listed, to be listed on the NASDAQ Stock Market National Market System or the NASDAQ SmallCap Market, if the Shares are then so qualified;

                  (v) Use its reasonable efforts to register and qualify the securities covered by such Registration Statement under such other securities or blue sky laws of up to three jurisdictions as are requested by Holder, except that the Company shall not for any such purpose be required to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified or to file therein any general consent to service of process.

      4. Restrictions on Holders. Notwithstanding Section 3:

            (a) Company Offerings. If the Company shall register its securities under the Securities Act for sale to the public and the underwriter of such offering (or, if none, the Company's financial advisor) shall advise the Company that the availability of the Holders' registered Registrable Securities for public sale pursuant to the Shelf Registration Statement would, in the opinion of such underwriter or advisor, interfere with the successful marketing (including pricing) of the securities proposed to be registered by the Company, then

                  (i) the Company shall promptly give to each Holder written notice of the Company's intended offering (which notice shall disclose whether such offering involves an underwriting and shall include a list of the jurisdictions in which the Company intends to attempt to qualify such securities under the applicable blue sky or other state securities laws);

                  (ii) the Holders shall not sell, transfer, pledge, hypothecate or otherwise dispose of their Registrable Securities without the prior written consent of the


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

Company for a period designated by the Company, which period shall not begin more than fifteen (15) days prior to and not last more than 120 days after the effective date of the registration statement relating to the Company's securities; and

            (b) Amendments or Supplements; Filing Delay. If, after the Shelf Registration Statement (or any other registration statement effected pursuant to this Agreement) becomes effective, the Company advises the Holders in writing that the Company considers it necessary or appropriate for such registration statement to be amended or supplemented in order for sales thereunder to be made in compliance with the Commission's applicable rules and regulations, the Holders shall suspend any further sale, transfer, pledge, hypothecation or other disposition of their Registrable Securities until the Company advises them that such registration statement has been amended or supplemented and declared effective. Notwithstanding the provisions of Section 3, the Company may delay filing the registration statement or any amendment or supplement to the registration statement, and may cause its effectiveness to be delayed, if the Company advises the Holders in its written notice that the Company has determined in good faith that the filing of such amendment or supplement (or the declaration of its effectiveness) might (i) interfere with or affect the negotiation or completion of any transaction that is being contemplated by the Company (whether or not a final decision has been made to undertake such a transaction) at the time the right to delay is exercised, or (ii) involve initial or continuing disclosure obligations that might not be in the best interest of the Company and the Company's stockholders.

            (c) Transfer. Prior to any proposed transfer of any Registrable Securities (other than under the circumstances described in Section 3 hereof), the Holder thereof shall give written notice to the Company of its intention to effect such transfer. Each such notice shall describe the manner of the proposed transfer and, if requested by the Company, shall be accompanied by an opinion of counsel satisfactory to the Company to the effect that the proposed transfer may be effected without registration under the Securities Act and any applicable state securities laws, whereupon the holder of such stock shall be entitled to transfer such stock in accordance with the terms of its notice; provided, however, that no such opinion of counsel shall be required for a transfer to one or more partners or retired partners of the transferor (in the case of a transferor that is a partnership), a beneficiary of the transferor (in the case of a transferor that is a trust), or to a stockholder or an affiliated corporation of the transferor (in the case of a transferor that is a trust), or to a stockholder or an affiliated corporation of the transferor (in the case of a transferor that is a trust), or to a stockholder or an affiliated corporation of the transferor (in the case of a transferor that is a corporation). Each certificate for Registrable Securities transferred as above provided shall bear the legend set forth in Section 2 except that such certificate shall not bear such legend if (i) such transfer is in accordance with the provisions of Rule 144 (or any other rule permitting public sale without registration under the Securities Act) or (ii) the opinion of counsel referred to above is to the further effect that the transferee and any subsequent transferee (other than an affiliate of the Company) would be entitled to transfer such securities in a public sale without registration under the Securities Act. The restrictions provided for in this Section 4(c)


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

shall not apply to securities that are not required to bear the legend prescribed by Section 2 in accordance with the provisions of that Section.

      5. Representations, Warranties and Covenants of the Company

            The Company represents and warrants to, and covenants with, the Seller, as follows:

      5.1 Registration. The Registrable Securities have been duly authorized and, when issued in accordance with the provisions of this Agreement and the Company's Certificate of Incorporation, as amended (the "Charter"), will be duly and validly issued, fully paid and non-assessable.

      5.2 Capitalization. At March 31, 1999, the Company had a total authorized capitalization of 30,000,000 shares of capital stock, consisting of 29,000,000 shares of Common Stock, $.01 par value per share, and 1,000,000 shares of Preferred Stock, $.01 par value per share. At March 31, 1999 there were approximately 18,518,880 shares of Common Stock and no shares of Preferred Stock of the Company issued and outstanding. All of the outstanding shares of capital stock of the Company have been duly and validly issued, and are fully paid and non-assessable.

      5.3 No Violation. The execution, delivery and performance of this Agreement by the Company and the consummation of the transactions contemplated hereby will not (i) violate any provision of the Charter or bylaws of the Company, (ii) violate, conflict with or result in the breach of any of the terms of, result in a material modification of the effect of, otherwise give any contracting party the right to terminate, or constitute (or with notice or lapse of time or both will constitute) a default under any instrument, option, lien, right, security interest, contract or other agreement to which the Company is a party or to which it or any of its respective assets or properties may be bound or subject; (iii) violate any order, judgment, injunction, award or decree of any court, arbitrator or governmental or regulatory body by which the Company or the properties or business of the Company is bound; or (iv) violate or cause any revocation of or limitation on any license, permit, order or approval of any federal, state or local governmental or regulatory body. All consents or approvals of any other persons or entities necessary for the consummation by the Company of the transactions contemplated hereby have been obtained or will be obtained on or prior to the closing of the Purchase Agreement.

      5.4 Exchange Act Registration; NASDAQ Quotation. The Shares are currently registered under Section 12(b) of the Exchange Act and eligible for quotation on the National Association of Securities Dealers Automated Quotation System ("NASDAQ"). The Company has filed with the Commission all reports required to be filed by it under Section 13 or 15(d) of the Exchange Act during the twelve-month period preceding the date hereof. It is the Company's intention to maintain the registration of the Common Stock under the Exchange Act and to maintain the eligibility of the Shares for quotation on NASDAQ or on another national securities exchange or over-the-counter market.


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

      6. Representations, Warranties and Covenants of Holder

      The Holder represents and warrants to, and covenants with, the Company, as follows:

            (a) The Holder is acquiring the Shares for investment for its own account, and it will not make any sale, transfer or other disposition thereof in violation of the Securities Act, the General Rules and Regulations (the "Rules and Regulations") of the Commission promulgated thereunder, or any other applicable securities laws.

            (b) The Holder has been advised that the Shares have not been registered under the Securities Act in reliance upon the exemptions from the registration provisions of the Securities Act provided by Section 4(2) thereof. It has also been advised that under current law the Shares may not be sold, transferred or otherwise disposed of (and it hereby agrees that the Shares will not be sold, transferred or otherwise disposed of) unless (i) the Shares have been registered under the Securities Act or (ii) subject to Paragraph 4(c) above, prior thereto, there is delivered to the Company (a) a written opinion in form and substance reasonably satisfactory to the Company, or its counsel or counsel for the Holder acceptable to the Company, or (b) a copy of a letter from the staff of the Commission, to the effect that the proposed transaction may be effected without compliance with the registration provisions of the Securities Act including, without limitation, by virtue of compliance with Rule 144 of the Rules and Regulations ("Rule 144").

            (c) The Holder has carefully read this Agreement and has had the opportunity to discuss with its legal counsel any requirements and other applicable restrictions (legal and contractual) set forth herein, in the Securities Act, or in the Rules and Regulations, with respect to the sale, transfer or other disposition of the Shares.

            (d) The Holder understands that unless a sale, transfer or other disposition by it of the Shares has been registered under the Securities Act or is made in conformity with the provisions of Rule 144, the Company reserves the right to require the Holder's transferee to enter into an agreement with respect to such Shares substantially similar hereto, to put an appropriate legend on the stock certificates issued to such transferee, and to issue stop transfer instructions to its transfer agent with respect thereto.

      7. Indemnification.

            (a) The Company will indemnify each Holder, each of its officers, directors and partners, and each person controlling such Holder, with respect to which registration, qualification or compliance has been effected pursuant to
Section 3, against all claims, losses, damages and liabilities (or actions, proceedings or settlements in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other document (including any related registration statement, notification or the like) incident to any such registration, qualification or compliance, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the

Company of the Securities Act or any rule or regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, and will reimburse each such Holder, each of its officers, directors and partners, and each person controlling such Holder, for any legal and any other expenses as they are reasonably incurred in connection with investigating and defending any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on information furnished to (or material information withheld from) the Company by such Holder or any grossly negligent or fraudulent action or inaction of such Holder.

            (b) Each Holder will indemnify the Company, each of its directors and officers and each underwriter, if any, of the Company's securities covered by any registration statement filed pursuant to this Agreement, each person who controls the Company or such underwriter within the meaning of the Securities Act, each other Holder and each of their officers, directors and partners, and each person controlling such Holder, against all claims, losses, damages and liabilities (or actions, proceedings or settlements in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other document (including any related registration statement, notification or the like) incident to any such registration, qualification or compliance, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act or any rule or regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, and will reimburse the Company and such Holders, directors, officers, partners, persons, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent that such untrue statement (or alleged untrue statement), omission (or alleged omission) or violation arises out of or is based upon information furnished to (or material information withheld from) the Company by such Holder or any grossly negligent or fraudulent action or inaction of such Holder.

            (c) Each party entitled to indemnification under this Section 7 (the "Indemnified Party") shall give notice in writing to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section
7. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any


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

settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom.

            (d) If the indemnification provided for in this Section 7 is unavailable to an Indemnified Party in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the shareholders offering securities in the offering (the "Selling Shareholders") on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and the Selling Shareholders on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Selling Shareholders and the parties' relevant intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Selling Shareholders agree that it would not be just and equitable if contribution pursuant to this Section 7(d) were based solely upon the number of entities from whom contribution was requested or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 7(d). The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages and liabilities referred to above in this Section 7(d) shall be deemed to include any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim, subject to the provisions of Section 7(d) hereof. No person guilty of fraudulent misrepresentation (within the meaning of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

      8. Information by Holder. Each Holder of Registrable Securities shall furnish to the Company such information regarding such Holder and the distribution proposed by such Holder as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Agreement.

      9. Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission which may permit the sale of the Restricted Securities to the public without registration, the Company agrees to use its reasonable efforts to (i) make and keep public information available as those terms are understood and defined in Rule 144 under the Securities Act and
(ii) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act.


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

      10. Transfer or Assignment of Registration Rights. The rights to cause the Company to register securities granted to the Holders by the Company under
Section 3 may be transferred or assigned only in connection with the death or disability or liquidation or dissolution of a Holder, or as part of a bona fide gift or if at least 75% of the Shares originally held by a Holder are transferred, sold or otherwise disposed of to a third party (except that, in the case of such transfer, sale or other disposition, the rights set forth in
Section 3 may be assigned on one (1) occasion only), provided that the Company is given written notice at the time of or within a reasonable time after said transfer or assignment, stating the name and address of said transferee or assignee and identifying the Registrable Securities with respect to which such registration rights are being transferred or assigned, and provided further that the transferee or assignee of such rights assumes the obligations of the Holders under this Agreement and the provisions of Section 4(d) are complied with.

      11. Entire Agreement; Amendment; Waiver. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof. No amendment, alteration or modification of this Agreement shall be valid unless in each instance such amendment, alteration or modification is expressed in a written instrument executed by the Company and the Majority Holders. No waiver of any provision of this Agreement shall be valid unless it is expressed in a written instrument duly executed by the party or parties making such waiver. The failure of any party to insist, in any one or more instances, on performance of any of the terms and conditions of this Agreement shall not be construed as a waiver or relinquishment of any rights granted hereunder or of the future performance of any such term, covenant or condition but the obligation of any party with respect thereto shall continue in full force and effect.

      12. Specific Performance. The parties hereby declare that it is impossible to measure in money the damages which will accrue to a party hereto by reason of a failure to perform any of the obligations under this Agreement. Therefore, all parties hereto shall have the right to specific performance of the obligations of the other parties under this Agreement, and if any party hereto shall institute an action or proceeding to enforce the provisions hereof, any person (including the Company) against whom such action or proceeding is brought hereby waives the claim or defense therein that such party has an adequate remedy at law, and such person shall not urge in any such action or proceeding the claim or defense that such remedy at law exists.

      13. Notices. All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by first-class mail, postage prepaid, return receipt requested, transmitted by facsimile or delivered either by hand, by messenger or by nationally recognized overnight courier, addressed:

            (a) if to the holders of the Registrable Securities, at the addresses set forth below or at such other address as they shall have furnished to the Company in writing:


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

            SunStar One, L.L.C.
            5201 West Kennedy Blvd.
            Suite 915
            Tampa, Florida  33609
            Attn:  ____________________________

      and

            (b) if to the Company, to the following address, or at such other address as the Company shall have furnished to the holders of the Registrable Securities and each such other holder in writing,

            Aquis Communications Group, Inc.
            1719 A Route 10
            Parsippany, New Jersey  07054
            Attn:  John X. Adiletta, President
            Fax:  (973) 560-8060

            with a copy to:

            Phillips Nizer Benjamin Krim & Ballon LLP
            666 Fifth Avenue
            New York, New York 10103-0084
            Attention: Monte Engler, Esq.
            Fax: (212) 262-5152

Alternatively, to such other address as a party hereto supplies to each other party in writing.

      14. Successors and Assigns. Subject to Section 10, all the terms and provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective transferees, successors and assigns of the parties hereto, whether so expressed or not.

      15. Governing Law. This Agreement is to be governed by and interpreted under the laws of the State of Delaware without giving effect to the principles of conflicts of laws thereof.

      16. Titles and Subtitles. The titles of the sections of this Agreement are for the convenience of reference only and are not to be considered in construing this Agreement.

      17. Severability. The invalidity or unenforceability of any provisions of this Agreement shall not be deemed to affect the validity or enforceability of any other provision of this Agreement.

      18. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.


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

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                       AQUIS COMMUNICATIONS GROUP, INC.

                                       By: /s/ JOHN X. ADILETTA
                                           ---------------------------------
                                           Name: John x. Adiletta
                                           Title: President

                                      SUNSTAR ONE, L.L.C.

                                      By: /s/ John Hobko
                                          ----------------------------------
                                          Name:
                                          Title:


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